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                         IMPAC WAREHOUSE LENDING GROUP, INC.
                                  Initial Buyer

                                       and

                       PMCC FINANCIAL CORPORATION AND PMCC
                              MORTGAGE CORPORATION


                                     Seller



                          SELLER'S WARRANTIES AGREEMENT
                          Dated as of FEBRUARY 28,2000


                                 Mortgage Loans
                             --------------------













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







     This is a Seller's Warranties Agreement, dated and effective as of FEBRUARY 28, 2000 and is executed between IMPAC WAREHOUSE LENDING GROUP, INC., a DELAWARE corporation, as the Buyer, and PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE CORPORATION as the seller ("Seller").

                             PRELIMINARY STATEMENTS

     From time to time, the Initial Buyer will be purchasing from the Seller pursuant to a Master Repurchase Agreement dated as of the Closing Date between the Seller and the Initial Buyer (the "Master Repurchase Agreement") the Mortgage Loans which are subject to this Agreement, and the Seller has agreed to make certain representations and warranties with respect thereto.

     In consideration of the premises and the mutual agreements hereinafter set forth, the Initial Buyer and the Seller agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 Defined Terms.
                       -------------

     Capitalized terms used herein and not defined herein shall have the meanings given to them in the Master Repurchase Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings specified in this Article:

     "Agreement": This Seller's Warranties Agreement including all exhibits hereto, amendments hereof and supplements hereto.

     "Appraised Value": With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the appraisal made for the originator at the time of origination of the Mortgage Loan or the sales price of the Mortgaged Property at such time of origination, whichever is less, provided, however, that in the case of a Refinanced Mortgage Loan, such value is based solely upon the appraisal made at the time of origination of such Refinanced Mortgage Loan.

     "Assignment": An individual assignment of the Mortgage, notice of transfer or equivalent instrument, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

     "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the State of CALIFORNIA, or (iii) a day on which banking institutions in the State of CALIFORNIA are authorized or obligated by law or executive order to be closed.

     "Closing Date": The date on which the initial Buyer funds any purchase pursuant to the Master Repurchase Agreement.

     "Cut-off Date": The first day of the month in which the related Purchase Date occurs.

     "Due Date": The date of each month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     "Escrow Account": An account maintained by the Seller for the deposit of Escrow Payments received in respect of one or more Mortgage Loans.

     "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, common charges in condominiums and planned unit developments, mortgage insurance premiums, fire and hazard insurance premiums and other payments which have been escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

     "FHA": The Federal Housing Administration or any successor thereto.

     "FHLMC": The Federal Home Loan Mortgage Corporation or any successor organization.

     "FNMA":  The  Federal  National  Mortgage   Association  or  any  successor
organization.

     "Interim Period": The period of time from the Closing Date to the date the Buyer demands return of the servicing rights and they are then so conveyed.

     "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property.

     "Master Repurchase Agreement": As defined in the Preliminary Statement hereto.

     "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

     "Mortgage": The mortgage, deed of trust or other instrument creating a lien on real property securing the Mortgage Note.

     "Mortgage File": The mortgage documents pertaining to a particular Mortgage Loan which are specified in Exhibit A hereto.

     "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan.

     "Mortgage Loan": An individual Mortgage Loan, including but not limited to, all documents included in the Mortgage File, the Monthly Payments, principal prepayments, cash liquidations, primary insurance proceeds, other insurance proceeds, condemnation proceeds, liquidation proceeds, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, which is sold by the Seller to the Initial Buyer and which is the subject of this Agreement. The Mortgage Loans originally subject to this Agreement are identified on the

Mortgage Loan Schedule.

     "Mortgage Loan Schedule": The list of Mortgage Loans subject to this Agreement and identified on the schedule attached to the related Certificate of Seller, (a copy of such a form is attached hereto) which list shall set forth the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the Mortgagor's name;

               (iii) the street  address of the  Mortgaged  Property,  including city, state and zip code;

               (iv) the Mortgage Interest Rate as of the Cut-off Date;

               (v) the original term;

               (vi) the original principal balance;

               (vii) the first payment date;

               (viii) the  remaining  term to amortized  maturity and the slated maturity date;

               (ix) the Monthly Payment as of the Cut-off Date;

               (x) the  outstanding  principal  balance as of the Cut-off  Date, after giving effect to all payments of principal received on or before such date;

               (xi) the Loan-to-Value Ratio at origination;

               (xii) a code indicating whether the Mortgaged Property is occupied by owner;

               (xiii)  a code  indicating  the  lien  priority  of  the  related
                       Mortgage;

               (xiv) a code indicating the type of residential dwelling;

               (xv) a code indicating the credit grade of the related Mortgagor;

               (xvi) with respect to each  adjustable  rate Mortgage  Loan,  the index;

               (xvii) with respect to each  adjustable  rate Mortgage  Loan, the margin;

               (xviii) with respect to each  adjustable  rate Mortgage Loan, the
                       Mortgage Interest Rate at origination;

               (xix) whether the Mortgage  Loan is subject to the  Homeownership and  Equity  Protection  Act of 1994;  and

               (xx) with respect to each  adjustable  rate  Mortgage  Loan,  the
                    Monthly Payment at origination

Such schedule shall also set forth the weighted average of the amounts set forth in (iv) and (viii) above and the total of the amounts described under (x) above for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

     "Mortgage Note": The note of a Mortgagor secured by a Mortgage.

     "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note.

     "Mortgagor": The obligor on a Mortgage Note.

     "Buyer": IMPAC WAREHOUSE LENDING GROUP, INC. as Initial Buyer and holder of the Mortgage Loans and any subsequent holder or holders of the Mortgage Loans.

     "Refinanced Mortgage Loan": A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage
Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

     "Related Documents": The documents, other than this Agreement, entered into between the Seller and the initial Buyer with respect to the Mortgage Loans, which documents consist of (a) each Confirmation, (b) the Master Repurchase Agreement, (c) the Servicing Agreement, and (d) the Custody Agreement.

     "Seller": PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE CORPORATION or its successor in interest or any successor under this Agreement appointed as herein provided.

     "Servicing Addendum": The Servicing Addendum dated FEBRUARY 28, 2000 between the Buyer and the Seller.

     "Underwriting Guidelines": The underwriting guidelines used by the Seller in connection with the origination of the Mortgage Loans.

     "VA": The United States Department of Veterans Affairs or any successor thereto.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                          REPURCHASE AND SUBSTITUTION;
                            REVIEW OF MORTGAGE LOANS

     Section   2.01    Representations    and    Warranties   of   the   Seller.
                       --------------------------------------------------------

         The Seller represents and warrants to the Buyer that as of the Closing Date and as of each date thereafter on which the Master Repurchase Agreement is in effect:

     (i) The Seller is duly organized, validly existing and in good standing under the laws of NEW JERSEY and is qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt wider applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Seller by any state having jurisdiction; and in any event the Seller is or will be in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of the Servicing Agreement;

     (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement and each Related Document. The Seller has duly authorized the execution, delivery and performance of this Agreement and the Related Documents, has duly executed and delivered this Agreement, and this Agreement and the Related Documents, assuming due authorization, execution and delivery by the Initial Buyer each constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar law relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (iii) Neither the execution and delivery of this Agreement and the Related Documents, the acquisition or origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the initial Buyer, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the Related Documents, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any material agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

     (iv) There is no litigation pending or, to the Seller's knowledge, threatened, which if determined adversely to the Seller would adversely affect the sale of the Mortgage Loans to the

Initial Buyer, the execution, delivery or enforceability of this Agreement or any Related Document, or the ability of the Seller to service the Mortgage Loans or which would have a material adverse effect on the financial condition of the Seller;

     (v)  No  consent,  approval,   authorization  or  order  of  any  court  or
governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement and the Related Documents, the delivery of the Mortgage Files to the Buyer for the benefit of the Buyer, the sale of the Mortgage Loans to the Buyer or the consummation of the transactions contemplated by this Agreement and the Related Documents;

     (vi) The consummation of the transactions contemplated by this Agreement and the Related Documents are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller as contemplated by this Agreement and the Related
Documents are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (vii) The Seller used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding home mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties set forth in Section 2.02 could be made and had outstanding principal balances on the Cut-off Date of at least $10,000;

     (viii) The Seller has good and marketable title to, and is the sole owner of, the Mortgage Loans, free and clear of any lien, charge or encumbrance or any ownership or participation interest in favor of any other person, and the Mortgage Notes have not been assigned, pledged, hypothecated or otherwise transferred by the Seller to any person; and

     (ix) Neither this Agreement nor any statement, report or other document prepared and furnished by or on behalf of the Seller pursuant to this Agreement or any Related Document or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

     Section 2.02  Representations  and  Warranties  as to  Individual  Mortgage
                   -------------------------------------------------------------
                   Loans.
                   -----

     The Seller hereby represents and warrants to the Buyer that, as to each Mortgage Loan, as of the related Purchase Date and each date thereafter up to the related Repurchase Date:

     (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Closing Date;

     (ii) All payments required to be made for such Mortgage Loan under the terms of the Mortgage have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day that precedes by one month the due date of the first installment of principal and interest. There has been no delinquency of more than thirty days in any payment by the Mortgagor thereunder at any the since the origination of the Mortgage Loan;

     (iii) There are no delinquent taxes, ground rents, water charges, sewer rents or assessments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property;

     (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any and is reflected on the Mortgage Loan schedule. No Mortgage has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

     (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements imposed by FNMA for similar mortgage loans which are serviced under its MBS program in an amount at least equal to the outstanding principal balance of the applicable Mortgage Loan (without coinsurance). If the Mortgaged Property is in an area identified on a Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

     (vii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

     (viii) The Mortgage has not been satisfied, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

     (ix) The Mortgage is a valid, subsisting and enforceable lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of any prior mortgage, (b) the lien of current real property taxes and assessments not yet due and payable, (c) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first or second lien and first or second priority security interest on the property described therein;

     (x) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar law relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Mortgage Note is on a form acceptable to FNMA and FHLMC. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

     (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor under the Mortgage Note is a natural person. The debt of the Mortgage Loan is evidenced by one Mortgage Note only;

     (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage. Any future advance made prior to the date such Mortgage Loan was delivered to Custodian have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

     (xiii) The Mortgage Note and the Mortgage have not been assigned or pledged, except as provided in the Related Documents, and the Seller has good and marketable title thereto, and the Seller is the sole owner thereof and has full right to transfer and sell the Mortgage Loan to the Initial Buyer free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

     (xiv) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were in compliance with any and all applicable licensing and "doing business" requirements of the laws of the state wherein the Mortgaged Property is located;

     (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to FNMA or FHLMC, issued by a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(a) through (d) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such lender*s title insurance policy affirmatively insures and ingress and agrees, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

     (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration; provided, however, that Buyer hereby waives the exercise of its rights for the defaults arising under any other agreement to which the Seller is a party by reason of the prior arrest of Ron Friedman and a loan officer employed by the Seller on charges of allowing false qualifications to be included in applications for FHA-backed mortgage loans (including, but not limited to, any defaults arising from the removal of Ron Friedman as president and chief executive officer of the Seller); provided, further, that such waiver will not apply to the extent that such defaults are cured by the Seller and subsequently reoccur;

     (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the mortgaged property is in violation of any applicable zoning law or regulation. The Mortgaged Property is capable of being lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to, certificates of occupancy, have been made or obtained from the appropriate authorities;

     (xix) The Mortgage Loan was originated by the Seller or a savings association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to
Section 203 of the National Housing Act. With respect to adjustable rate Mortgage Loans, the Mortgage Interest Rate is adjusted on each interest rate adjustment date to equal the index plus the gross margin, rounded up or down to the nearest 1/8%, subject to the mortgage interest rate cap. With respect to fixed rate Mortgage Loans, the mortgage rate is payable in equal monthly installments of principal and interest which are sufficient to amortize the principal balance of the Mortgage Loan over its term and pay interest at the Mortgage Interest Rate. With respect to adjustable rate Mortgage Loans, installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each interest rate adjustment date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. No Mortgage Loan is an interest only mortgage loan. No Mortgage Note provides for negative amortization. No adjustable rate Mortgage Loan is convertible to a fixed interest rate mortgage loan. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

     (xx) The Mortgage contains an enforceable "due-on-sale" clause or other similar provision for the acceleration of the payment of the unpaid principal, balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

     (xxi) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere, with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgaged Property or is not currently subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor or is not currently seeking protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the mortgage. No Mortgagor has requested relief under the Soldiers and Sailors Civil Relief Act of 1940;

     (xxiii) The Mortgage Loan was originated in accordance with the Underwriting Guidelines. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading;

     (xxiv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above;

     (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property, on a form acceptable to FNMA or FHLMC signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraisal met the requirements of applicable laws and regulations governing the originator thereof at the time of origination of the Mortgage Loan, and the appraisal satisfies the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The determination of the Appraised Value of the Mortgaged Property was based on sales of comparable properties;

     (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (xxvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. No Mortgage Loan is a graduated payment mortgage loan or growing equity mortgage loan;

     (xxviii) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect thereto. Such statement is included in the Mortgage File;

     (xxix) [Intentionally Omitted]

     (xxx) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the sale or exchange of a Mortgaged Property by the lender;

     (xxxi) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

     (xxxii) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property or the Mortgagor (other than the Mortgagor's credit standing) that can reasonably be expected to cause private institutional investors that regularly invest in mortgage loans similar to the Mortgage Loans to regard the Mortgage Loan as an unacceptable investment or adversely affect the value or marketability of the Mortgage Loan to other similar institutional investors;

     (xxxiii) The Mortgaged Property is located in the state indicated on the Mortgage Loan Schedule, arid consists of a single parcel of real property with a detached single family residence erected thereon, or a two to four family dwelling, or an individual condominium unit or in a low-rise condominium, or an individual unit in a planned unit development as defined by FNMA, none of which is a mobile home;

     (xxxiv) The original LTV of the Mortgage Loan was not inure than 100%;

     (xxxv) With respect to each Mortgage Loan which is subject to the provisions of the Homeownership and Equity Protection Act of 1994, the Mortgage Loan is identified as such on the Mortgage Loan Schedule, the related Mortgage File contains a notice from the originator, and a copy of. a notice to each entity which was a Buyer or assignee of the Mortgage Loan, satisfying the provisions of such Act and the regulations issued thereunder, to the effect that the Mortgage Loan is subject to special truth in lending rules;

     (xxvi) All Escrow Accounts are maintained with Seller and all Escrow Payments have been collected in accordance with applicable law and the terms of the Mortgage Loans. The Escrow Payments required by the Mortgages which have, been paid to the Seller for the account of the Mortgagor are on deposit in the appropriate Escrow Account. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

     (xxxvii) Except for such documents that are held by the Custodian or a service of the related Mortgage Loan, the Seller is in possession of a complete Mortgage File and Servicing File. Seller has delivered, or caused to be delivered, to the Buyer or Custodian as directed by Buyer, each document required to be so delivered under the Custody Agreement,

     (xxxviii) All funds received by the Seller in connection with the Mortgage Loans, including, without limitation, foreclosure proceeds, fire insurance proceeds from fire losses, condemnation proceeds and principal reductions, have been applied to reduce the principal balance of the Mortgage Loans in question or deposited in the Escrow Account, or applied for reimbursement of repairs to the Mortgaged Property or as otherwise required by applicable law,

     (xxxix) The Seller and any current or prior mortgagee or servicer of the Mortgage Loans have complied in all respects material to the Servicing Rights and obligations and with every applicable federal, state, or local law, statute, and ordinance, and any rule, regulation, or order issued thereunder including, without limitation, the fair housing, anti-redlining, equal credit opportunity, truth-in-lending, real estate settlement procedures, fair credit reporting, and every other prohibition against unlawful discrimination in residential lending or governing consumer credit, and also including, without limitation, the Consumer Credit Reporting Act, Equal Credit Opportunity Act of 1975 and Regulation B, Fair Credit Reporting Act, Truth-in-Lending Law, in particular, Regulation Z as amended, the Flood Disaster Protection Act of 1973, the Real Estate Settlement Procedures Act of 1974 as amended, and state and local consumer credit codes and laws. The origination and collection practices used in connection with the origination or servicing of each Mortgage and Mortgage Note are and have been in all respects legal, proper and customary in the mortgage origination and servicing business. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

     (xl) [Intentionally omitted]

     Section     2.03     Breach     of      Representation     or     Warranty.
                          -----------------------------------------------------

     It is understood and agreed that the representations and warranties set forth in Sections 2.01 and 2.02 shall survive the sale of the Mortgage Loans to the Buyer and shall inure to the benefit of the Buyer and its successors, notwithstanding any restrictive or qualified endorsement or any Mortgage Note or Assignment or the examination of any Mortgage File. Upon discovery by Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Buyer in any Mortgage Loan, the Seller shall give prompt written notice to the Buyer.

     The Seller shall indemnify the Purchaser and hold it or them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgements, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this Section 2.03 to indemnify the Purchaser as provided in this Section 2.03 are in addition to any other remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

 ARTICLE III

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 3.01 Amendment.
                  ---------

     This Agreement may be amended from time to time by the Buyer and the Seller only by written agreement signed by the Buyer and the Sel1er.

     Section 3.02 Governing Law.
                  -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 3.03 Notices.
                  -------

     Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by te1ex, telegraph or telecopier and confirmed by a similar mailed writing, if (i) in the case of the Seller and PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE CORPORATION, 3 Expressway Plaza, Roslyn Heights, New York, 11577, Attention: KEITH HAFFNER or such other address as many hereafter be furnished to the Buyer in writing by the Seller and (ii) in the case of the Buyer, IMPAC WAREHOUSE LENDING GROUP, INC. 1401 Dove Street ,Newport Beach, CA 92660, Attention: Zoila Velasco, or such other address as may be furnished to the Seller in writing by the Buyer.

     Section 3.04 Severability Provisions.
                  -----------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 3.05 Exhibits.
                  --------

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 3.06 Genera1 Interpretive Principles.
                  -------------------------------

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 3.07 Reproduction of Documents.
                  -------------------------

     This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereinafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction small be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargements, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 3.08 Counterparts.
                  ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one instrument. It shall not be necessary in making proof of this Agreement or any counterpart thereof to produce or account for any other counterpart.

     Section 3.09 Entire Agreement, Successors and Assigns
                  ----------------------------------------

     Except as otherwise provided herein, this Agreement together with the Related Documents constitutes the entire agreement between the parties hereto and supersedes all rights and prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. This Agreement shall not be assignable in whole or in part by the Seller. Buyer may assign this Agreement, in whole or in part only with the Seller's written consent which will not be unreasonably withheld. The Buyer shall give the Seller prompt written notice of any such Assignment, provided, however, that any failure to give such notice shall not be deemed to condition, qualify or affect any obligation of the Seller hereunder. This Agreement and any rights, remedies, obligations or liabilities under or by reason of the Agreement shall inure to the benefit of and be binding on the parties hereto or their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the Seller and the Initial Buyer have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                       IMPAC WAREHOUSE LENDING GROUP, INC.


                                       By: /s/ Zoila E.Velasco
                                          --------------------------------------
                                       Name: Zoila E. Velasco
                                            ------------------------------------
                                       Title:Vice President
                                            ------------------------------------


                                       PMCC FINANCIAL CORPORATION AND
                                       PMCC MORTGAGE CORPORATION


                                       By: /s/ Keith S. Haffner
                                           -------------------------------------
                                       Name:   Keith S. Haffner
                                            ------------------------------------
                                       Title: CEO
                                             -----------------------------------

STATE OF CALIFORNIA )
                    )SS.
COUNTY OF           )


     On the 6th day of March , 2000  before me, a Notary  Public in and for said
            ---        ------
State,  personally  appeared  Zoila Velasco known to me to be Vice  President of
                              -------------                   ---------------
IMPAC WAREHOUSE LENDING GROUP, INC., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to mime that such corporation executed the within instrument.


     IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.



                                                   /s/ Jason Ha
                                            -------------------------------
                                                Notary Public

                                            My Commission expires:   Jan 8, 2002

STATE OF NY        )
                   )SS.
COUNTY OF NASSAU   )


     On the 3rd day of March , 2000  before me, a Notary  Public in and for said
            ---        ------
State,  personally  appeared  Keith S.  Haffner , known to me to be a CEO of and
                              ------------------                      ---
PMCC  FINANCIAL  CORPORATION  AND PMCC MORTGAGE  CORPORATION a corporation  that
------------------------------------------------------------
executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.




                                     /s/ Joyce A. Gallagher
                               -------------------------------------------
                                          Notary Public

                               My Commission expires:

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE


     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Buyer.

1. The original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor"), endorsed to the owner of or assigned to Seller by the holder/payee thereof, without recourse, and endorsed by Seller, without recourse, in blank.

2. The original mortgage, deed of trust or other instrument ((the "Mortgage") creating a first lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property"), naming Seller as the "mortgagee" or "beneficiary" thereof, an bearing on the face thereof the address of
     Seller, or, if the Mortgage does not name Seller as the mortgagee/beneficiary, the Mortgage, together with an instrument of assignment assigning the Mortgage, individually or together with other Mortgages, to Seller and bearing on the face thereof the address of Seller, and, in either case, bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, or a certificate of receipt from the recording office, certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located).

3. An original assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording and, in the event that the Seller acquired the Mortgage Loan in a merger, the assignment must be by "[Sel1er], successor by merger to [name of predecessor]".

4. Any intervening assignment of the Mortgage not included in (ii) above, including any warehousing assignment.

5.   Any assumption, modification, extension or guaranty agreement.

6. The Lender's title insurance policy, or, if such policy has not been issued, a written commitment or interim binder issued by the title insurance company evidencing that thee required title insurance coverage is in effect and unconditionally guaranteeing the holder of the Mortgage Loan that the lender's title insurance policy will be issued.

7. Any instrument necessary to complete identification of any exception set forth in the exception schedule in the title insurance policy (e.g., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.).

8.   A survey of the Mortgaged Property.

9. Any hazard insurance policy or flood insurance policy, with extended coverage of the hazard insurance policy.

10.  The   Mortgage   Loan  closing   statement   (Form  HUD-1)  and  any  other
     truth-in-lending,   real  estate   settlement   procedure  forms  or  other
     disclosure statements required by law.

11.  The residential loan application, if applicable.

12.  Any verification of employment and income.

13.  Any   verification   of  acceptable   evidence  of  source  and  amount  of
     downpayment.

14.  Any credit report on the borrower under the Mortgage Loan.

15.  Each residential appraisal report.

16.  A photograph of the Mortgaged Property.

17. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the power of attorney or other instrument that authorized and empowered such person to sign with recording information thereon.

18.  Any policy or certificate of primary mortgage guaranty insurance.

19. Any tax receipts, insurance premiums, ledger sheets, payment records, insurance claim files and correspondence, current and historical computerized data files, underwriting standards used for origination and all other papers and records developed or originated by the Seller, any servicer or others, required to document the Mortgage Loan or to service the Mortgage Loan.

20. With respect to FHA insured Mortgage Loans, the original FHA Insurance Contract, together with a completed HUD Form 92080 "Mortgagee Record Change" with the Buyer's name left blank.

21. With respect to VA guaranteed Mortgage Loans, the original VA Guaranty Certificate.